Commitment and contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitment and contingencies	Commitments and contingencies
Assets pledged

(in thousands of $)	December 31, 2023	December 31, 2022

Book value of vessels secured against long-term debt	428,617	—
Book value of newbuildings secured against long-term debt	132,646	176,145
Total	561,263	176,145

As of December 31, 2023, the Company had six vessels under construction. In August 2022, the Company entered into agreements with New Times Shipyard to install exhaust gas cleaning systems or “scrubbers” on the vessels under construction.

Scrubber installation costs for two vessels totaling $4.8 million were paid in December 2023 in advance of their deliveries in January 2024 and are presented as “Other non-current assets” on the Consolidated Balance Sheets. As of December 31, 2023, the total cost of scrubbers payable at delivery of the remaining four vessels under construction is $9.6 million.

As of December 31, 2023, the outstanding commitments under the six newbuilding contracts, including the installation of the scrubbers are as follows:

(in thousands of $)
2024	306,000
Total	306,000

Of the above amount, $295.5 million in total will be funded by CCBFL and Jiangsu under the sale leaseback arrangements.